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                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                          Supplement dated April 13, 2000
to Retail Shares and Fiduciary Shares Prospectuses each dated November 30, 1999.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

1. Under the heading "Investment Strategy" on page 2 of the prospectuses with respect to the Balanced Fund, the fourth paragraph has been deleted in its entirety and replaced with the following:

         To choose stocks for the Fund, the portfolio managers follow a stock selection strategy utilizing a proprietary quantitative methodology and fundamental analysis. Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and which are selling at attractive valuations. As a result, the Fund will invest in a blend of GROWTH STOCKS and VALUE STOCKS. Further, the Fund is diversified over a broad cross section of economic sectors and industries. To help control risk, the managers compare the Fund's economic sector and industry weightings to a broad index, such as the Standard & Poor's (S&P) 500 Index, and normally avoid extreme overweighting or underweighting relative to that index.

2. Under the heading "Investment Strategy" on page 8 of the prospectuses with respect to the Income Equity Fund, the second, third, and fourth paragraphs have been deleted in their entirety and replaced with the following:

         To pursue its primary goal, the Fund invests mostly in dividend-paying stocks that the managers believe are undervalued or out-of-favor. Quantitative analysis is used to identify stocks that they believe are undervalued relative to the market and to the security's historic valuations. The managers then use a quantitative stock selection model based on earnings revisions and supplemental valuation measures to narrow the list of stocks to the most attractive.

         In-depth fundamental research confirms the value characteristics of individual stocks and evaluates the company's future prospects.

         The companies in which the Fund invests are generally mature, large-capitalization U.S. corporations.

         The managers typically begin to pare down a position when the stock's price/book ratio is above the index average or is at the upper end of the stock's historic range. The managers may eliminate a stock from the Fund's portfolio if its long-term fundamentals become unfavorable.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.


HMNAV-RET/FID 04/13/00